Exhibit 10.13

EXECUTION COPY

Prepared by, and after recording return to:

David L. Dubrow, Esq.

Arent Fox LLP

1675 Broadway

New York, New York 10019

SUBORDINATION, ASSIGNMENT

AND SECURITY AGREEMENT

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

SUBORDINATION, ASSIGNMENT

AND SECURITY AGREEMENT

THIS SUBORDINATION, ASSIGNMENT AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of August 4, 2009 by and among (i) SNH FM Financing LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), (ii) Citibank, N.A., a national banking association (the “Lender”), (iii) FS Tenant Pool III Trust, a Maryland business trust (together with its successors and assigns, the “Operator”) and (iv) FVE FM Financing, Inc., a Maryland corporation (together with its successors and assigns, the “Master Tenant”).

Recitals

A.            Borrower is the owner of a Seniors Housing Facility commonly known as Memorial Woods and located at 777 North Post Oak Road, Houston, TX 77024 (the “Mortgaged Property”).  A legal description of the Mortgaged Property is attached hereto as Exhibit A.

B.            Master Tenant is the tenant of the Mortgaged Property pursuant to that certain Amended and Restated Master Lease Agreement dated August 4, 2009 among SNH FM Financing LLC, SNH FM Financing Trust, Ellicott City Land I, LLC and Master Tenant (the “Master Lease”).

C.            Operator is the operator of the Mortgaged Property pursuant to that certain Sublease Agreement between Operator and Master Tenant (the “Operating Lease”) and is the holder of all of the required Licenses required to operate the Mortgaged Property as a Seniors Housing Facility.

D.            Lender has made a loan to Borrower and related parties in the amount of $512,934,000 (the “Loan”) pursuant to that certain Master Credit Facility Agreement by and between Borrower and Lender dated as of the date hereof (the “Master Agreement”).  The Loan will be evidenced by the Note and will be secured by, among other things, a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith executed by the Borrower for the benefit of Lender, which will be recorded in the official records of Recorder’s Office of the County of Harris, Texas and assigned to Fannie Mae (the “Instrument”), which encumbers the Mortgaged Property.

E.             Lender requires and each of Master Tenant and Operator is willing to subordinate its right, title and interest to and under the Master Lease and Operating Lease to the Instrument and to assign all Leases, Rents, Equipment, Inventory, Contracts and Accounts to Lender subject to recognition by Lender of Master Tenant’s and Operator’s rights under the Master Lease and the Operating Lease so long as there shall exist no Event of Default thereunder or hereunder.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

F.             Each of Master Tenant and Operator is willing to attorn to Lender upon an event of default by Borrower under the Loan Documents, to perform its obligations under the Master Lease and Operating Lease and this Agreement for Lender, or its successors and assigns in interest, and upon an Event of Default to permit Lender to terminate the Master Lease and Operating Lease without liability.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower, Lender, Master Tenant and Operator agree as follows:

1.             DEFINITIONS.  Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in the Instrument.  All terms used herein which are defined in the Uniform Commercial Code, as in effect from time to time in the jurisdiction in which the Mortgaged Property is located, shall have the same meanings when used herein.  The following terms, when used in this Agreement, shall have the following meanings:

(a)           “Accounts” means all money, funds, investment property, accounts, general intangibles, deposit accounts, chattel paper, documents, instruments, judgments, claims, settlements of claims, causes of action, refunds, rebates, reimbursements, reserves, deposits, subsidies, proceeds, products, rents and profits, now or hereafter arising, received or receivable, from or on account of Operator’s management and operation of the Mortgaged Property as a Seniors Housing Facility.

(b)           “CERCLA” shall have the meaning as defined in Section 15(h) of this Agreement.

(c)           “Certificate of Operator” means that certain Master Certificate of Operator dated as of the date hereof among FS Tenant Pool I Trust, a Maryland business trust, FS Tenant Pool II Trust, a Maryland business trust, FS Tenant Pool III Trust, a Maryland business trust, Five Star Quality Care-CA, LLC, a Delaware limited liability company, Five Star Quality Care-Savannah, LLC, a Delaware limited liability company, Five Star Quality Care-MD, LLC, a Delaware limited liability company, The Heartlands Retirement Community — Ellicott City I, Inc., a Maryland corporation, Five Star Quality Care-NC, LLC, a Delaware limited liability company, Morningside of Charlottesville, LLC, a Delaware limited liability company, Five Star Quality Care-VA, LLC, a Delaware limited liability company, Morningside of Bellgrade, Richmond, LLC, a Delaware limited liability company, Morningside of Newport News, LLC, a Delaware limited liability company, Five Star Quality Care-WI, LLC, a Delaware limited liability company, and FVE FM Financing, Inc., a Maryland corporation.

(d)           “Contracts” means any contract or other agreement for the provision of goods or services at or otherwise in connection with the operation, use or management of the Mortgaged Property, including cash deposited to secure performance by parties of their obligations. “Contracts” shall also include any residency, occupancy, admission, and care agreements pertaining to residents of the Mortgaged Property.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

(e)           “Equipment” means all right, title and interest of Operator in and to all machinery, equipment, computer equipment (hardware and software), tools, furniture, furnishings, kitchen or restaurant supplies and facilities, office equipment, dining room supplies and facilities, medical supplies and facilities, appliances, supplies, books, records, fixtures, leasehold improvements, all tangible and intangible property, and goods now owned and hereafter acquired, in each case used in connection with the operation of the Mortgaged Property, together with all present and future parts, additions, accessories, replacements, attachments, accessions, replacement parts and substitutions therefor, and the proceeds thereof (cash and non-cash including insurance proceeds).

(f)            “Event of Default” means (A) the occurrence of a breach by Operator or Master Tenant of any representation, warranty or covenant under this Agreement or the Operator Certificate or (B) any Event of Default by Operator under the Operating Lease or by the Master Tenant under the Master Lease provided, however, Master Tenant and Operator shall have the same time period (if any) as is provided Borrower in the Designated Loan Documents up to a maximum of 30 days to cure any breach of any Operating Covenant and shall have 30 days to cure the covenants set forth in Sections 4(e), 4(f), 4(g), 5(e) (except for subclause (4) therein), the second sentence of 14(t) or 15(h) of this Agreement before such breach becomes an Event of Default under this Agreement (the “Cure Period”); provided, further, however there shall be no Cure Period if Operator or Master Tenant was previously provided with notice and opportunity to cure under the Master Lease or Operating Lease and the Cure Period shall run concurrently with any cure period provided in the Master Agreement, the Master Lease or Operating Lease.

(g)           “Event of Default has occurred and is continuing” shall mean that an Event of Default has occurred which has not been cured to the satisfaction of Lender, provided however, that nothing shall be construed to require Lender to accept any cure, or grant any cure period not otherwise provided for in this Agreement under which such Event of Default may arise.

(h)           “Healthcare Licenses” means all licenses necessary to operate the Seniors Housing Facility as an assisted living facility, skilled nursing facility, Alzheimer’s/dementia care facility, or independent living facility in the State of Texas.

(i)            “Impositions” and “Imposition Deposits” shall have the meaning as defined in Section 7(a) of the Instrument.

(j)            “Improvements” means the buildings, structures, improvements and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions, which may now or hereafter constitute the Mortgaged Property.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

(k)           “Indebtedness” means the principal of, interest on and all other amounts due at any time under, the Note, the Master Agreement, the Instrument or any other Loan Documents, including prepayment premiums, late charges, and default interest.

(l)            “Instrument” shall have the meaning as defined in Recital D above.

(m)          “Inventory” means all right, title and interest of Operator in and to inventory of every type and description, now owned and hereafter acquired, including, without limitation, raw materials, work in process, finished goods, goods returned or repossessed or stopped in transit, goods used for demonstration, promotion, marketing or similar purposes, property in, on or with which any of the foregoing may be stored or maintained, all materials and supplies usable or used or consumed, in each case, at the Mortgaged Property, and all documents and documents of title relating to any of the foregoing, together with all present and future parts, additions, accessories, attachments, accessions, replacements, replacement parts and substitutions therefor or thereto in any form whatsoever.

(n)           “Land” means the land described in Exhibit A.

(o)           “Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Master Tenant or Operator is a cooperative housing corporation), and all modifications, extensions or renewals thereof.  The term “Leases” shall also include any residency, occupancy, admission, and care agreements pertaining to residents of the Mortgaged Property and shall also specifically include, without limitation, the Master Lease and Operating Lease.

(p)           “Loan” shall have the meaning as defined in Recital D above.

(q)           “Loan Documents” shall have the meaning set forth in the Master Agreement.

(r)            “Master Agreement” shall have the meaning as defined in Recital D above.

(s)           “Mortgaged Property” shall have the meaning as defined in Recital A above.

(t)            “Note” means those certain Notes in the aggregate principal amount of $512,934,000 executed by Borrower in favor of Lender and other notes issued by Borrower pursuant to the Master Agreement and all schedules, riders, allonges and addenda, as such Note may be amended, supplemented or modified from time to time.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

(u)           “Operating Covenants” shall have the meaning as defined in Section 14(a) of this Agreement.

(v)           “Operating Lease” shall have the meaning as defined in Recital C above and shall include any master lease, operating agreement, operating lease or similar document, between the Operator and Master Tenant, approved by Lender, under which control of the occupancy, use, operation, maintenance and administration of the Mortgaged Property as a Seniors Housing Facility has been granted to the Operator.

(w)          “Operating Lease Rent” shall have the meaning as defined in Section 14(l) of this Agreement.

(x)            “Rents” means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including subsidy payments received from any sources (including but not limited to payments under any Housing Assistance Payments Contract), parking fees, laundry and vending machine income and fees and charges for food, healthcare and other services provided at the Mortgaged Property, whether now due, past due, or to become due, resident and tenant security deposits, entrance fees, application fees, processing fees, community fees and any other amounts or fees deposited by any resident or tenant (whether forfeited or not) together with and including all proceeds from any private insurance for residents to cover rental charges and charges for services at or in connection with the Mortgaged Property, and the right to third party payments due for the rents or services of residents at the Mortgaged Property.  Each of the foregoing shall be considered “Rents” for the purposes of the actions and rights set forth in Section 3 of this Agreement.

(y)           “Special Use Permit” shall have the meaning as defined in Section 15(k) of this Agreement.

(z)            “Taxes” shall have the meaning as defined in the Instrument.

(aa)         “UCC Collateral” shall have the meaning as defined in Section 2(a) of this Agreement.

2.             UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.

(a)           This Agreement is also a security agreement under the Uniform Commercial Code for any of the Contracts, Accounts, Equipment, Inventory, Leases and Rents of Operator which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future and all products and cash and non-cash proceeds thereof (collectively, “UCC Collateral”).  Operator hereby assigns and grants to Lender a security interest in the UCC Collateral to secure all Obligations of the Operator under this Agreement and under the Operating Lease.  Operator hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest and Operator

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

agrees, if Lender so requests, to execute and deliver to Lender such financing statements, continuation statements and amendments.  Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require.  Without the prior written consent of Lender, Operator shall not create or permit to exist any other lien or security interest in any of the UCC Collateral.  Operator represents and warrants that Operator has delivered or has caused to be delivered to Lender copies, with filing information, of all of the UCC financing statements, including any amendments, naming Operator, as debtor, that pledge any of the Collateral under the Loan Documents or any UCC Collateral under this  Agreement to any Person other than Lender, including but not limited to, all of the UCC financing statements naming Operator, as debtor, and Wachovia Bank, National Association, as secured party, in connection with that certain Credit and Security Agreement dated as of May 9, 2005, as the same has been amended (the “Operator UCC Amendments”).  Operator hereby authorizes Lender to file the Operator UCC Amendments with the appropriate Governmental Authority. Operator represents and warrants that Operator has entered into the Seventh Amendment to Credit and Security Agreement (the “Wachovia Agreement”) dated the date hereof with Wachovia Bank, National Association (“Wachovia”) wherein Wachovia released all of its Liens on certain property of Operator with respect to the Mortgaged Properties.  Operator further represents and warrants that the property released by Wachovia pursuant to the Wachovia Agreement represents all of the property of Operator with respect to the Mortgaged Properties that had been pledged to Wachovia.

(b)           If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Agreement or existing under applicable law.  In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender’s other remedies.

(c)           Upon an Event of Default, Lender or its designee may (in Lender’s sole discretion) terminate Operator’s authority to collect Accounts and notify the residents and account debtors that the Accounts have been assigned to Lender or of Lender’s security interest therein and, either in its own name or that of Operator or both, demand, collect (including, without limitation, through any lockbox arrangement prescribed by Lender), receive, receipt for, sue for or give acquittance for any or all amounts due or to become due in respect of the Accounts, and may also, in its discretion, file any claim, institute any proceeding or take any other action that Lender may deem necessary or appropriate to protect and realize upon the security interest of Lender in the Accounts.  All of Lender’s collection expenses shall be charged to the Borrower’s account and added to the Indebtedness.  If Lender is collecting the Accounts as above provided, Lender shall have the right to receive, endorse, assign and deliver in Lender’s name or Operator’s name any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and Operator hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.  If Lender is collecting the Accounts directly as above provided, Operator hereby constitutes Lender or Lender’s designee as Operator’s attorney-in-fact with power with respect to the Accounts to:  (1) endorse Operator’s name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment that may come into

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Lender’s possession; (2) notify the Post Office to change the address for delivery of mail addressed to Operator for the Mortgaged Property to such address as Lender may designate; and (3) receive, open, and dispose of all such mail addressed to Operator.  Any amounts so received by Lender and not utilized to pay for operating expenses of any Mortgaged Property shall be applied against Operator’s obligations to Master Tenant under the Operating Lease and to Master Tenant’s obligations under the Master Lease.

(d)           Upon an Event of Default, unless cured to Lender’s satisfaction, Lender may, without demand and without advertisement or notice, at any time or times, sell and deliver any or all Equipment or Inventory held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Lender, in its sole discretion, deems advisable.  Subject to the provisions of applicable law, Lender may postpone or cause the postponement of the sale of all or any portion of the Equipment or Inventory by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale has been postponed or Lender may further postpone such sale by announcement made at such time and place.  Without in any way limiting the foregoing, Lender shall, following any Event of Default, unless cured to Lender’s satisfaction, have the right, in addition to all other rights provided herein or by law, to enter without legal process upon the Mortgaged Property (provided that such entry be done lawfully) for the purpose of taking possession of the Equipment or Inventory, and the right to maintain such possession on the Mortgaged Property or to remove the Equipment or Inventory or any part thereof to such other places as Lender may desire.  Whether or not Lender exercises its right to take possession of the Equipment or Inventory, Operator shall, upon Lender’s demand, promptly assemble the Equipment or Inventory and make it available to Lender at the Mortgaged Property.

3.             ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

(a)           To the extent permitted by applicable law, Operator absolutely and unconditionally assigns and transfers to Lender Operator’s right, title and interest in all Rents.  To the extent permitted by applicable law, it is the intention of Operator to establish a present, absolute and irrevocable transfer and assignment to Lender of Operator’s right, title and interest in all Rents and to authorize and empower Lender to collect and receive all Rents owed to Operator without the necessity of further action on the part of Operator.  Promptly upon request by Lender, Operator agrees to execute and deliver further confirmation of such assignments as Lender may from time to time require.  To the extent permitted by applicable law, Operator and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction (as that term is defined in the Instrument), then it is the intention of Operator that in this circumstance this Agreement create and perfect a lien on Operator’s right, title and interest in all Rents in favor of Lender, which lien shall be effective as of the date of this Agreement and shall secure all obligations of Operator under this Agreement and under the Operating Lease.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

(b)           After the occurrence of an Event of Default, Operator authorizes Lender to collect, sue for and compromise Rents and directs each resident and tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender.  However, until the occurrence of an Event of Default, Lender hereby grants to Operator a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and subject to the terms of the Operating Lease, to apply all Rents to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), resident and tenant improvements and other capital expenditures and otherwise to apply such Rents and retain them as its sole property, all to the extent such Rents are attributable to periods during which an Event of Default has not occurred (each a “Nondefault Period”).  Subject to the terms of the Operating Lease, Rents attributable to Nondefault Periods may be retained by Operator free and clear of, and released from, Lender’s rights with respect to Rents under this Agreement.  From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Operator’s license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid.  Operator shall pay to Lender upon demand all Rents to which Lender is entitled.  At any time on or after the date of Lender’s demand for Rents, Lender may give, and Operator hereby irrevocably authorizes Lender to give, notice to all residents and tenants of the Mortgaged Property instructing them to pay all Rents to Lender.  No resident or tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no resident or tenant shall be obligated to pay to Operator any amounts which are actually paid to Lender in response to such a notice.  Any such notice by Lender shall be delivered to each resident and tenant personally, by mail or by delivering such demand to each rental unit.  Operator shall not interfere with and shall cooperate with Lender’s collection of such Rents.  After an Event of Default, Lender is further authorized to give notice to all third party payment payors (other than governmental entities) at Lender’s option, instructing them to pay all third party payments which would be otherwise paid to Operator to Lender, to the extent permitted by law.

(c)           Operator represents and warrants to Lender that Operator has not executed any prior assignment of Rents or any such assignments have been terminated and Operator covenants and agrees that it will not perform any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Agreement there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents.  Operator shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

(d)           If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Operator and even in the absence of waste, to the extent permitted by applicable law, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of Contracts and Leases providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Agreement, or for such other purposes as Lender in its discretion may deem necessary or desirable.  Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender’s security, without regard to Operator’s solvency and without the necessity of giving prior notice (oral or written) to Operator, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence.  If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Operator, by its execution of this Agreement, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law.  Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property.  Immediately upon appointment of a receiver or immediately upon Lender’s entering upon and taking possession and control of the Mortgaged Property, Operator shall, to the extent permitted by applicable law, surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents.  In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Operator and its representatives from the Mortgaged Property.  Operator acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(e)           To the extent permitted by applicable law, Master Tenant absolutely and unconditionally assigns and transfers to Lender Master Tenant’s right, title and interest in all Rents.  To the extent permitted by applicable law, it is the intention of Master Tenant to establish a present, absolute and irrevocable transfer and assignment to Lender of Master Tenant’s right, title and interest in all Rents and to authorize and empower Lender to collect and receive all Rents owed to Master Tenant without the necessity of further action on the part of Master Tenant.  Promptly upon request by Lender, Master Tenant agrees to execute and deliver further confirmation of such assignment as Lender may from time to time require.  To the extent permitted by applicable law, Master Tenant and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction (as that term is defined in the Instrument), then it is the intention of Master Tenant that in this circumstance this Agreement create and perfect a lien on Master Tenants’ right, title and interest in all Rents in favor of Lender, which lien shall be effective as of the date of this Agreement and shall secure all obligations of Master Tenant under this Agreement and under the Master Lease.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

(f)            After the occurrence of an Event of Default, Master Tenant authorizes Lender to collect, sue for and compromise Rents and directs each resident and tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender.  However, until the occurrence of an Event of Default, Lender hereby grants to Master Tenant a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and subject to the terms of the Master Lease, to apply all Rents to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), resident and tenant improvements and other capital expenditures and otherwise to apply such Rents and retain them as its sole property, all to the extent such Rents are attributable to Nondefault Periods.  Subject to the terms of the Master Lease, Rents attributable to Nondefault Periods may be retained by Master Tenant free and clear of, and released from, Lender’s rights with respect to Rents under this Agreement.  From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Master Tenant’s license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid.  Master Tenant shall pay to Lender upon demand all Rents to which Lender is entitled.  At any time on or after the date of Lender’s demand for Rents, Lender may give, and Master Tenant hereby irrevocably authorizes Lender to give, notice to all residents and tenants of the Mortgaged Property instructing them to pay all Rents to Lender.  No resident or tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no resident or tenant shall be obligated to pay to Master Tenant any amounts which are actually paid to Lender in response to such a notice.  Any such notice by Lender shall be delivered to each resident and tenant personally, by mail or by delivering such demand to each rental unit.  Master Tenant shall not interfere with and shall cooperate with Lender’s collection of such Rents.  After an Event of Default, Lender is further authorized to give notice to all third party payment payors (other than governmental entities) at Lender’s option, instructing them to pay all third party payments which would be otherwise paid to Master Tenant to Lender, to the extent permitted by law.

(g)           Master Tenant represents and warrants to Lender that Master Tenant has not executed any prior assignment of Rents or any such assignments have been terminated, and Master Tenant covenants and agrees that it will not perform any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Agreement there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents.  Master Tenant shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

(h)           If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Master Tenant and even in the absence of waste, to the extent permitted by applicable law, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of Contracts and Leases providing for the management, operation or maintenance of the Mortgaged

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Agreement, or for such other purposes as Lender in its discretion may deem necessary or desirable.  Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender’s security, without regard to Master Tenant’s solvency and without the necessity of giving prior notice (oral or written) to Master Tenant, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence.  If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Master Tenant, by its execution of this Agreement, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law.  Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property.  Immediately upon appointment of a receiver or immediately upon Lender’s entering upon and taking possession and control of the Mortgaged Property, Master Tenant shall, to the extent permitted by applicable law, surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents.  In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Master Tenant and its representatives from the Mortgaged Property.  Master Tenant acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(i)            If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower, Operator and Master Tenant and only for those Rents actually received.  Lender shall not be liable to Operator, Master Tenant, Borrower, anyone claiming under or through Master Tenant, Master Tenant or Borrower, or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Operator, Master Tenant and Borrower hereby release and discharge Lender from any such liability to the fullest extent permitted by law.

(j)            If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents following an Event of Default, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness, as provided in Section 12 of the Instrument.

(k)           Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Agreement shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Agreement or in the Instrument.

(l)            Any Rents received by Lender hereunder and not utilized to pay operating expenses of any Mortgaged Property shall be applied to Operator’s obligations to Master Tenant under the Operating Lease and to Master Tenant’s obligations to Borrower under the Master Lease.

4.             ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

(a)           To the extent permitted by applicable law, Operator absolutely and unconditionally assigns and transfers to Lender all of Operator’s right, title and interest in, to and under the Leases, including Operator’s right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.  To the extent permitted by applicable law, it is the intention of Operator to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Operator’s right, title and interest in, to and under the Leases.  To the extent permitted by applicable law, Operator and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then it is the intention of Operator that in this circumstance this Agreement create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Agreement and shall secure all obligations of Operator under this Agreement and under the Operating Lease.  Notwithstanding the foregoing or (b) below, Operator and Master Tenant may, except after the occurrence of any Event of Default, amend or modify the Operating Lease in a manner consistent with Section 8.21 of the Master Agreement, and Operator may terminate the Operating Lease in connection with a release of the Mortgaged Property pursuant to the terms and conditions of the Master Agreement.

(b)           Until Lender gives notice to Operator of Lender’s exercise of its rights under this Section 4, Operator shall have all rights, power and authority granted to Operator under any Lease (except as otherwise limited by this Section or any other provision of this Agreement), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease, with the exception of the Operating Lease.  If an Event of Default has occurred and is continuing and at the option of Lender, the permission given to Operator pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall terminate.  Operator shall comply with and observe Operator’s material obligations under all Leases, including Operator’s obligations pertaining to the maintenance and disposition of resident or tenant security deposits.

(c)           Operator acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements.  The acceptance by

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Agreement or to expend any money or to incur any expenses.  Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property.  Prior to Lender’s actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.  The execution of this Agreement by Operator shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Operator, prior to such actual entry and taking of possession.

(d)           Upon delivery of notice by Lender to Operator of Lender’s exercise of Lender’s rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have, to the extent permitted by applicable law, all rights, powers and authority granted to Operator under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(e)           Operator shall, promptly upon Lender’s request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender (with such changes thereto as shall be consistent with market practice), shall be on initial terms of at least one month and not more than two years, and shall not include options to purchase.  Each Lease in effect as of the date hereof, shall be deemed to be on a form approved by Lender.

(f)            Operator shall not lease any portion of the Mortgaged Property for non-residential use that is greater than one thousand five hundred (1,500) square feet or that will eliminate any type of services provided to residents, except with the prior written consent and approval of Lender with the exception of the Operating Lease which has previously been approved by Lender.  Operator shall not modify the terms of, extend or terminate(except due to tenant default), any Lease for non-residential use (including any Lease in existence on the date of the Instrument) that is greater than one thousand five hundred (1,500) square feet or that results in the elimination of any type of services provided to residents, without the prior written consent of Lender except that Operator may, except after the occurrence of any Event of Default, modify, extend or terminate any Lease for which consent is not required and Operator and Master Tenant may, notwithstanding any provisions of this Agreement to the contrary, terminate the Operating Lease in connection with any release of the Mortgaged Property pursuant to the terms and conditions of the Master Agreement.  Operator shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed.  All

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

non-residential Leases (including, without limitation, the Operating Lease) and renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of the Instrument (unless waived in writing by Lender); (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender’s or such purchaser’s option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

(g)           Operator shall not receive or accept Rents under any Lease (whether residential or non-residential) for more than two months in advance.

(h)           To the extent permitted by applicable law, Master Tenant absolutely and unconditionally assigns and transfers to Lender all of Master Tenant’s right, title and interest in, to and under the Leases, including Master Tenant’s right, power and authority to modify the terms of any such Lease, or extend or terminate (other than due to tenant default) any such Lease.  To the extent permitted by applicable law, it is the intention of Master Tenant to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Master Tenant’s right, title and interest in, to and under the Leases.  To the extent permitted by applicable law, Master Tenant and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then it is the intention of Master Tenant that in this circumstance this Agreement create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Agreement and shall secure all obligations of Master Tenant under this Agreement and under the Master Lease.  Notwithstanding the foregoing, Borrower and Master Tenant may, except after the occurrence of any Event of Default, amend or modify the Master Lease in a manner consistent with Section 8.21 of the Master Agreement.  Notwithstanding any provision of this Agreement to the contrary, the Master Lease may be amended in connection with any release of any Mortgaged Property pursuant to the terms of the Master Agreement.

(i)            Until Lender gives notice to Master Tenant of Lender’s exercise of its rights under this Section 4, Master Tenant shall have all rights, power and authority granted to Master Tenant under any Lease (except as otherwise limited by this Section or any other provision of this Agreement), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease, with the exception of the Master Lease (which may be extended pursuant to its terms and may be modified as provided in Section 4(h) above).  If an Event of Default has occurred and is continuing and at the option of Lender, the permission given to Master Tenant pursuant to the preceding sentence to exercise all rights, power and authority

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

under Leases shall terminate.  Master Tenant shall comply with and observe Master Tenant’s material obligations under all Leases and shall cause Operator to comply with all obligations pertaining to the maintenance and disposition of resident or tenant security deposits.

(j)            Master Tenant acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements.  The acceptance by Lender of the assignment of the Leases pursuant to Section 4(h) shall not at any time or in any event obligate Lender to take any action under this Agreement or to expend any money or to incur any expenses.  Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property.  Prior to Lender’s actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.  The execution of this Agreement by Master Tenant shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Master Tenant and Operator, prior to such actual entry and taking of possession.

(k)           Upon delivery of notice by Lender to Master Tenant of Lender’s exercise of Lender’s rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have, to the extent permitted by applicable law, all rights, powers and authority granted to Master Tenant under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

5.             ASSIGNMENT OF CONTRACTS; CONTRACTS AFFECTING THE MORTGAGED PROPERTY.

(a)           Operator has entered into the Contracts identified on Exhibit A of the Certificate of Operator for the provision of goods or services, at or otherwise in connection with the operation, use or management of the Mortgaged Property.  Operator may in the future enter into Contracts for the provision of additional goods or services at or otherwise in connection with the operation, use or management of the Mortgaged Property.

(b)           To the extent permitted by applicable law, Operator absolutely and unconditionally assigns and transfers to Lender all of Operator’s right, title and interest in, to and under the Contracts, including Operator’s right, power and authority to modify the terms of, extend or terminate any such Contract.  To the extent permitted by applicable law, it is the

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

intention of Operator to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Operator’s right, title and interest in, to and under the Contracts.  To the extent permitted by applicable law, Operator and Lender intend this assignment of the Contracts to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  However, if this present, absolute and unconditional assignment of the Contracts is not enforceable by its terms under the laws of the Property Jurisdiction, then it is the intention of Operator that in this circumstance this Agreement create and perfect a lien on the Contracts in favor of Lender, which lien shall be effective as of the date of this Agreement and shall secure all obligations under this Agreement and under the Operating Lease.  The acceptance by Lender of this assignment of the Contracts shall not at any time or in any event obligate Lender to take any action under this Agreement or to expend any money or to incur any expenses.

(c)           Until Lender gives notice to Operator of Lender’s exercise of its rights under this Section 5, Operator shall have all rights, power and authority granted to Operator under any Contract (except as otherwise limited by this Section or any other provision of this Agreement), including the right, power and authority to modify the terms of any Contract or extend or terminate any Contract.  If an Event of Default has occurred and is continuing and at the option of Lender, the permission given to Operator pursuant to the preceding sentence to exercise all rights, power and authority under Contracts shall terminate.

(d)           Upon Lender’s delivery of notice to Operator of an Event of Default, Lender shall immediately have all rights, powers and authority granted to Operator under any Contract, including the right, power and authority to modify the terms of, extend or terminate any such Contract.

(e)           Except as set forth on the Disclosure Schedule, Operator hereby represents and warrants and agrees with Lender that:  (1) the Contracts are assignable and no previous assignment of Operator’s interest in the Contracts has been made unless fully terminated; (2) the Contracts are in full force and effect in accordance with their respective terms and there are no material defaults thereunder; (3) Operator shall fully perform all of its material obligations under the Contracts, (4) Operator agrees not to assign, sell, pledge, transfer, mortgage or otherwise encumber its interests in any of the Contracts so long as this Agreement is in effect, or consent to any transfer, assignment or other disposition thereof without the written approval of Lender; and (5) each Contract entered into by Operator subsequent to the date hereof, the average annual consideration of which, directly or indirectly, is at least $20,000, shall provide:  (i) that it shall be terminable for cause; and (ii) that it shall be terminable, at Lender’s option, upon the occurrence of an Event of Default.

6.             REPRESENTATIONS, WARRANTIES AND AGREEMENTS.  Each of Borrower, Master Tenant and Operator represent and warrant to Lender that (i) after the Loan is made and while the Indebtedness is outstanding, the representing party will have sufficient working capital, including cash flow from the Mortgaged Property or other assets, to adequately own and/or maintain the Mortgaged Property and pay all outstanding debts, (ii) the Operating

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Lease is unmodified and is in full force and effect and the Master Lease is unmodified and in full force and effect, (iii) each of the Master Lease and the Operating Lease is a valid and binding agreement enforceable against the parties in accordance with its terms, and (iv) the representing party is not in default in performing any of its obligations under the Master Lease or the Operating Lease.  Each of Master Tenant and Operator further represents and warrants to Lender that (A) it is duly organized and validly existing and its partner or member is a duly organized and validly existing limited liability company, limited partnership, corporation, or business trust, to the extent such partner, shareholder or member is an entity rather than an individual; (B) it has the requisite power and authority to operate or manage the Mortgaged Property (with respect to Operator only) and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of its obligations under this Agreement; and (C) the execution, delivery and performance of the Master Lease, Operating Lease and this Agreement have been duly authorized by all necessary action and proceedings by or on behalf of Master Tenant and Operator, and no further approvals or filings of any kind, including any approval of or filing with any governmental authority, are required by or on behalf of Operator or Master Tenant as a condition to the valid execution, delivery and performance by Operator or Master Tenant of the Operating Lease, the Master Lease  and this Agreement.

7.            BORROWER COVENANTS.  Except as permitted pursuant to the Loan Documents, Borrower hereby covenants with Lender that during the term of this Agreement: (a) Borrower shall not transfer or suffer or permit the transfer of the responsibility for the operation and management of the Mortgaged Property from Operator to any other person or entity without the prior written consent of Lender; (b) Borrower shall not terminate or amend any of the terms or provisions of the Master Lease and shall not suffer or permit the termination or any amendment to the Operating Lease nor shall Borrower assign its rights under the Master Lease or permit or allow any assignment of rights by Operator or Master Tenant under the Master Lease or Operating Lease, without the prior written consent of Lender; (c) within 5 days of Borrower’s receipt,  Borrower shall give Lender written notice of any notice or information that Borrower receives which indicates that either Borrower or Master Tenant is in default under the terms of the Master Lease or Master Tenant or Operator is in default under the terms of the Operating Lease, Operator is terminating the Operating Lease or that Operator is otherwise discontinuing its operation and management of the Mortgaged Property; and (d) Borrower agrees that after Borrower receives notice (or otherwise has actual knowledge) of an Event of Default under the Instrument, it will not make any payment of fees under or pursuant to the Master Lease without Lender’s prior written consent.

8.             EVENT OF DEFAULT.  Upon receipt by Master Tenant or Operator of written notice from Lender that an Event of Default has occurred, Lender shall have the right to exercise all rights as owner of the Mortgaged Property under the Master Lease.  After the occurrence of an Event of Default, Master Tenant shall pay to Lender directly all Rent and other sums due under the Operating Lease and Operator shall pay to Lender directly all Rent and other sums due under the Operating Lease.  After the occurrence of an Event of Default, Lender shall be entitled to mandate the use of a lockbox bank account or other depositary account, to be maintained under the control and supervision of Lender, for all income of the Mortgaged Property, including but

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

not limited to Rents, service charges, insurance payments and third party payments.  Borrower, Master Tenant and Operator hereby agree that upon the occurrence of an Event of Default and at the option of Lender, Operator shall continue to provide all necessary services required under any applicable licensing or regulatory requirements and shall fully cooperate with Lender and any receiver as may be appointed by a court, in performing these services until such time as Lender has arranged for a replacement operator, and in arranging an orderly transition to a replacement operator, manager or provider of the necessary services subject to payment to Operator of a reasonable compensation for such services.  In connection with such transition to a replacement operator, Borrower, Master Tenant and Operator agree to cooperate with Lender in arranging an orderly transfer to a replacement operator of all Licenses and governmental approvals necessary or reasonably required to operate the Mortgaged Property as a Seniors Housing Facility, and to execute promptly all applications, assignments, consents and documents requested by Lender to facilitate such transition.

9.             NON-DISTURBANCE.  In the event Lender takes possession of Borrower’s interest in the Mortgaged Property, as mortgagee-in-possession or otherwise, or forecloses the Instrument or otherwise causes Borrower’s interest in the Mortgaged Property to be sold pursuant to the Instrument or exercises any other right or remedy available under the Instrument or this Agreement, Lender agrees not to affect, terminate or disturb Master Tenant’s or Operator’s right to quiet enjoyment and possession of the Mortgaged Property under the terms of the Master Lease and Operating Lease, or any of Master Tenant’s rights under the Master Lease or Operator’s rights under the Operating Lease, and to recognize all of Master Tenant’s other rights under the Master Lease and all of Operator’s other rights under the Operating Lease, so long as there is no Event of Default.

In the event that Lender succeeds to the interest of the Borrower’s fee title to the Mortgaged Property and as landlord under the Master Lease, (hereinafter collectively referred to in this paragraph as “Successor Landlord”), Lender and Master Tenant hereby agree to recognize one another as landlord and tenant, respectively, under the Master Lease, and to be bound to one another under all of the terms, covenants and conditions of the Master Lease.  Accordingly, from and after such event, Successor Landlord and Master Tenant shall have the same remedies against each other for the breach of an agreement contained in the Master Lease as Master Tenant and Borrower, had before Successor Landlord succeeded to the interest of the Borrower, provided, however, that Successor Landlord shall not be:

a.             liable for any act or omission of any prior landlord; or

b.             subject to any offsets or defenses that Master Tenant might have against any prior landlord; or

c.             bound by any rent or additional rent that Master Tenant might have paid for more than one month in advance to any prior landlord; or

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

d.             bound by any amendment or modification of the Master Lease or the Operating Lease made after the date of this Assignment without Lender’s prior written consent; or

e.             liable for return of any security deposit or reserve to the extent not made available to Lender as successive landlord succeeding Master Tenant and/or Borrower and becoming the Successor Landlord.

Notwithstanding any of the foregoing to the contrary, while an “Event of Default” under the Instrument has occurred, (a) Lender shall have the right to exercise all rights as owner of the Mortgaged Property under the Master Lease and (b) Operator shall pay to Lender directly all Rent and other sums due to Master Tenant under the Operating Lease which amounts shall be credited as set forth in Section 3 of this Agreement.

10.           TURNOVER OF BOOKS AND RECORDS.  On the effective date of termination of the Operating Lease and/or the Master Lease, Operator and Master Tenant, as applicable, shall turn over to Lender all books and records relating to the Mortgaged Property and the residents and tenants (copies of which may be retained by Operator or Master Tenant, at their expense), together with such authorizations and letters of direction addressed to residents, tenants, suppliers, employees, banks and other parties as Lender may reasonably require.  Operator and Master Tenant shall cooperate with Lender in the transfer of operating and management responsibilities to Lender, any receiver, or their designees.  A final accounting of unpaid fees (if any) due to Operator under the Operating Lease and due to Master Tenant under the Master Lease, shall be made within 60 days after the effective date of termination, but Lender shall not have any liability or obligation to Operator or Master Tenant for unpaid fees or other amounts payable under the Operating Lease or Master Lease, as applicable, which accrue before Lender acquires title to the Mortgaged Property, or before Lender becomes a mortgagee in possession.

11.           NOTICE.  Operator’s and Master Tenant’s address for Notice is c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458.  Borrower’s address for notice is c/o Senior Housing Properties Trust, 400 Centre Street, Newton, Massachusetts 02458.  Lender’s addresses for notice are 325 E. Hillcrest Drive, Suite 160, Thousand Oaks, CA 91360, Attn: Asset Management and 390 Greenwich St., 2nd Floor, New York, New York 10014, Attn: Middle Office.  All notices to be given hereunder shall be given to all parties and in the same manner as notices to Borrower pursuant to the notice provisions contained in the Master Agreement.

12.           NO ASSUMPTION OF OBLIGATIONS.  The Borrower, Master Tenant and Operator, by executing this Agreement, agree that Lender does not assume any obligations or duties of the Borrower, Master Tenant and Operator concerning the Operating Lease or Master Lease, as applicable, until and unless Lender shall exercise its rights hereunder.

13.           POWER OF ATTORNEY.  During an Event of Default, Borrower, Master Tenant and Operator hereby irrevocably constitute and appoint Lender as Borrower’s, Master Tenant’s and

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Operator’s attorney-in-fact to demand, receive and enforce their rights with respect to the provisions set forth in this Agreement, to give appropriate receipts, releases and satisfactions for and on Borrower’s, Master Tenant’s and Operator’s behalf and to do any and all acts in Borrower’s, Master Tenant’s or Operator’s names or in the name of Lender with the same force and effect as Borrower, Master Tenant or Operator could do if this Agreement had not been made.  The foregoing appointment shall be deemed to be coupled with an interest and irrevocable.

14.           OPERATOR AND MASTER TENANT REPRESENTATIONS AND OBLIGATIONS.  Operator and Master Tenant, as applicable, represent, warrant and agree to the following:

(a)           Each of Operator and Master Tenant will use its best efforts to cooperate with Lender, including attendance at any meetings requested by Lender (after reasonable prior notice), allowing Lender to undertake inspections of the Mortgaged Property and furnishing financial statements of Master Tenant and Operator and operating statements for the Mortgaged Property.  As soon as available, and in any event within ninety (90) days after the close of its fiscal year during the Term of this Agreement,  Five Star Quality Car Inc.’s Chief Financial Officer will provide to Lender, a letter as of January 1 of each year, to the effect that such officer has reviewed the records and systems of the Operator, Master Tenant and Five Star Quality Car Inc. and that each of Operator and Master Tenant is in compliance with subsections (v), (vi) and (xvi) of the Single- Purpose requirements (as set forth in the definition of Single-Purpose herein) (the “Compliance Letter”).  If Five Star Quality Car Inc. is no longer a publicly traded entity, such Compliance Letter will be provided by Operator, Master Tenant and Five Star Quality Car Inc.’s independent certified public accounting firm or any other nationally recognized accounting firm and such Compliance Letter will be based upon agreed upon procedures satisfactory to Lender.  In addition both Master Tenant and Operator acknowledge that each has received from Borrower and reviewed a fully executed copy of the Instrument, the Master Completion/Repair and Security Agreement, Master Replacement Reserve and Security Agreement, the Expansion Security Agreement, if any and Master Agreement (the “Designated Loan Documents) and covenants therein.  Each of Operator and Master Tenant agrees to comply with all provisions and covenants in the Designated Loan Documents applicable to the use, repair and operation of the Mortgaged Property (the “Operating Covenants”), including without limitation, arranging for the escrow of Taxes and insurance with Lender and, if necessary, providing insurance coverage in accordance with Lender’s requirements and assigning contracts relating to repairs.  In the event Master Tenant or Operator fails to so use, repair and operate the Mortgaged Property, Lender shall have the right to enforce the Operating Covenants directly against Master Tenant and Operator upon Borrower’s failure to do so, in accordance with the provisions of the Instrument and this Agreement.  An Event of Default by Master Tenant under this Agreement shall constitute an event of default by it under the Master Lease and an Event of Default by Operator under this Agreement shall constitute an event of default by it under the Operating Lease.  Any Event of Default under this Agreement shall be an Event of Default under the Loan Documents.  Master Tenant agrees to comply with all of its obligations under the Master Lease and Operator agrees to comply with all of its obligations under the Operating Lease, in each case, pertaining to its payment and performance of any repairs and capital improvements at the Mortgaged Property;

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

(b)           the Operating Lease and Master Lease are and shall be subordinate in all respects to the liens, terms, covenants and conditions of the Instrument and the other Loan Documents, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances heretofore made or which may hereafter be made pursuant to the Instrument (including all sums advanced for the purposes of (x) protecting or further securing the lien of the Instrument, curing defaults by Borrower under the Loan Documents or for any other purposes expressly permitted by the Instrument, or (y) constructing, renovating, repairing, furnishing, fixturing or equipping the Mortgaged Property), all subject to the provisions of Section 9 hereof;

(c)           Any fees payable to Operator by Master Tenant pursuant to the Operating Lease and to Master Tenant by Borrower pursuant to the Master Lease are and shall be subordinated in right of payment to the prior payment in full of monthly debt service and funding of escrows and reserves as required under the Loan Documents, and the payment of all operating expenses and capital expenditures incurred in connection with the operation and management of the Mortgaged Property;

(d)           if, by reason of its exercise of any other right or remedy under the Operating Lease or Master Lease, Operator or Master Tenant acquires by right of subrogation or otherwise a lien on the Mortgaged Property which (but for this subsection) would be senior to the lien of the Instrument, then, in that event, such lien shall be subject and subordinate to the lien of the Instrument;

(e)           until Operator, Master Tenant or Borrower receives notice (or otherwise acquires actual knowledge) of an Event of Default, Operator shall be entitled to retain for its own account all payments made under or pursuant to the Operating Lease and Master Tenant shall be entitled to retain for its own account all payments made under or pursuant to the Master Lease, subject to the terms of this Agreement;

(f)            after Operator, Master Tenant or Borrower receives notice (or otherwise acquires actual knowledge) of an Event of Default, Operator will not accept or retain any payment of fees under or pursuant to the Operating Lease, and Master Tenant will not accept or retain any payment of fees under or pursuant to the Master Lease without Lender’s prior written consent;

(g)           if, after Operator, Master Tenant or Borrower receives notice (or otherwise acquires actual knowledge) of an Event of Default, Operator receives any payment of fees under the Operating Lease or Master Tenant receives any payment of fees under the Master Lease other than from Lender, or if either party receives any other payment or distribution of any kind from Borrower or from any other person or entity other than from Lender in connection with the Operating Lease which Master Tenant or Operator is not permitted by this Agreement to retain for its own account, such payment or other distribution will be received and held in trust for Lender and unless Lender otherwise notifies Master Tenant or Operator, will be promptly remitted, in cash or readily available funds, to Lender, properly endorsed to Lender, to be applied to the principal of,

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

interest on and other amounts due under the Loan Documents in such order and in such manner as Lender shall determine in its sole and absolute discretion.  Each of Master Tenant and Operator hereby irrevocably designates, makes, constitutes and appoints Lender (and all persons or entities designated by Lender) as its true and lawful attorney in fact with power to endorse its name upon any checks representing payments referred to in this subsection;

(h)           during the term of this Agreement, neither Master Tenant nor Operator will commence, or join with any other creditor in commencing any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings with respect to Borrower, without Lender’s prior written consent, and neither Master Tenant nor Operator has filed or is subject to any filing for bankruptcy or reorganization under any applicable bankruptcy or insolvency laws;

(i)            Operator and Master Tenant will deliver to Lender at the address indicated above and at the same time as such notice is given to Master Tenant or Borrower, any notice of default under the Operating Lease or Master Lease as applicable;

(j)            Operator will not assign any interest now or hereafter created by the Operating Lease without Lender’s prior written approval;

(k)           Master Tenant will not assign any interest now or hereafter created by the Master Lease without Lender’s prior written approval;

(l)            Operator will not seek to terminate the Operating Lease by reason of any default of Master Tenant without prior written notice thereof to Lender and the lapse thereafter of such time as under the Operating Lease was offered to Master Tenant in which to remedy the default, and the lapse of 30 days after the expiration of such time as Master Tenant was permitted to cure such default; provided, however, that with respect to any default of Master Tenant under the Operating Lease which cannot be remedied within such time, if Lender commences to cure such default within such time and thereafter diligently proceeds with such efforts and pursues the same to completion, Lender shall have such time as is reasonably necessary to complete curing such default.  Notwithstanding the foregoing, in the event either Lender or Master Tenant do not cure or commence curing such default within the time provided to Borrower under the Operating Lease and the nature of the default threatens Operator’s ability to conduct its daily business or threatens to materially or adversely damage its property located on the Mortgaged Property, Operator shall be permitted to exercise its rights under the Operating Lease;

(m)          Master Tenant will not seek to terminate the Master Lease by reason of any default of Borrower without prior written notice thereof to Lender and the lapse thereafter of such time as under the Master Lease was offered to Borrower in which to remedy the default, and the lapse of 30 days after the expiration of such time as Borrower was permitted to cure such default; provided, however, that with respect to any default of Borrower under the Master Lease which cannot be remedied within such time, if Lender commences to cure such default within such time and thereafter diligently proceeds with such efforts and pursues the same to completion, Lender shall have such time as is reasonably necessary to complete curing such default.  Notwithstanding

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

the foregoing, in the event either Lender or Borrower do not cure or commence curing such default within the time provided to Borrower under the Master Lease and the nature of the default threatens Master Tenant’s ability to conduct its daily business or threatens to materially or adversely damage its property located on the Mortgaged Property, Master Tenant shall be permitted to exercise its rights under the Master Lease;

(n)           Operator will not pay any rent, fees or other sums due or to become due under the Operating Lease (“Operating Lease Rent”) more than 30 days in advance of the date on which the same are due or to become due under the Operating Lease; and

(o)           Operator will certify promptly in writing to Lender in connection with any proposed assignment of the Instrument, whether or not any default on the part of Master Tenant then exists under the Operating Lease, and will execute such estoppel certificates and, subject to the provisions of Section 9 hereof, subordination agreements as Lender shall reasonably require.

(p)           Master Tenant will certify promptly in writing to Lender in connection with any proposed assignment of the Instrument, whether or not any default on the part of Operator then exists under the Operating Lease, and will execute such estoppel certificates, and subject to the provisions of Section 9 hereof, and subordination agreements as Lender shall reasonably require.

(q)           Within twelve (12) months of the date hereof, Operator shall transfer its Licenses and all Licenses relating to the operation of the Mortgaged Property to a Single-Purpose entity wholly owned, directly or indirectly, by Five Star Quality Care Inc. or cause the Licenses to be reissued or issued to such Single Purpose entity.  The Organizational Documents of each Single Purpose Entity shall be in form and content satisfactory to Lender.  Such Single-Purpose entity will (i) become the tenant under the Operating Lease by assuming all obligations of Operator under the Operating Lease (notwithstanding any prohibition on assignment contained in this Agreement or any Loan Documents to the contrary), (ii) become an Operator under the Master Agreement, (iii) become a party to this Agreement by assuming all of the obligations and liabilities (as it relates to the Mortgaged Property and this Agreement) of the existing Operator under this Agreement, (iv) hold in its name all Licenses pertaining to the operation of the Mortgaged Property which are required to be held in the Operator’s name under Applicable Law and (v) cooperate with Lender in effectuating these transactions including by delivery of  customary corporate legal opinions satisfactory to lender and by cooperating in the perfection of the UCC Collateral.  Upon the complete transfer and assumption of all obligations in connection with this Agreement to the Single-Purpose entity Operator, the previous Operator will be released of its obligations under this Agreement.

(r)            In the event that Five Star Quality Care Inc. is no longer a publicly traded company, Operator and Master Tenant shall cause Five Star Quality Care Inc. to promptly furnish annual financial statements to Lender upon request.

(s)           Five Star Quality Care, Inc. is the parent of the Operator and has developed a system-wide set of policies and procedures for the purpose of complying with the Health Insurance

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Portability and Accountability Act of 1996 and the regulations promulgated thereunder (collectively, “HIPAA”) including those policies, procedures and related templates listed on Schedule 11 of the Disclosure Schedule (the “HIPAA Compliance Program”). Five Star Quality Care, Inc. requires Operator whether or not it constitutes a “Covered Entity” as defined under HIPAA to implement the HIPAA Compliance Program.  Five Star Quality Care, Inc. and Operator have implemented a HIPAA Compliance Program, have designated a privacy officer and have otherwise materially complied with all HIPAA privacy, and security requirements, as well as those billing requirements related to transaction and code set standards.

(t)            Five Star Quality Care, Inc. will continue to require Operator to treat itself as a “Covered Entity” under HIPAA and Operator will continue to implement a HIPAA Compliance Program unless and until Operator delivers a legal opinion satisfactory to Lender to the effect that Operator (i) is not a “Covered Entity” under HIPAA or (ii) will be in compliance with HIPAA.  Five Star Quality Care, Inc. and Operator will continue to designate a privacy officer and comply in all material respects with HIPAA privacy, and security requirements, as well as those billing requirements related to transaction and code set standards unless and until Operator delivers a legal opinion satisfactory to Lender to the effect that Operator (i) is not a “Covered Entity” under HIPAA or (ii) will be in compliance with HIPAA.

(u)           Operator has sent a formal request or caused to be sent a formal request directing the appropriate governmental authority not to send Medicare or Medicaid payments relating to services provided at any Mortgaged Property to the account to which it has previously been sent but rather to a new account in which no Person has a security interest, pledge or lien.  Operator has established or caused to be established a new account into which revenues collected from the Mortgaged Property will be deposited together with the revenues collected by other Operators at other Mortgaged Properties.  Operator will use commercially reasonable efforts to not permit its own funds to be deposited into any account in which any Person has a security interest, pledge or lien.

15.                                 OPERATOR CERTIFICATIONS.  Operator certifies as follows:

(a)           Operator has unconditionally accepted delivery of the Mortgaged Property pursuant to the terms of the Operating Lease and is operating the Mortgaged Property as a Seniors Housing Facility;

(b)           The Operating Lease does not provide for free Operating Lease Rent, partial Operating Lease Rent, Operating Lease Rent concessions of any kind, for the advance payment of Operating Lease Rent other than as set forth in Section 14(n) above, Operating Lease Rent abatement or offsetting of Operating Lease Rent and no Operating Lease Rent has been paid for more than 30 days in advance;

(c)           Operator has fully inspected the Mortgaged Property and found the same to be as required by the Operating Lease in good order and repair, and all conditions and duties of an inducement nature under the Operating Lease to be performed by the Borrower have been satisfied,

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

including but not limited to payment to Operator of any Borrower contributions for improvements, completion by Borrower of the construction of any improvements to be constructed by the Borrower, and payment to Operator of any consulting fees;

(d)           the primary term of the Operating Lease commenced on the date hereof and continues until the expiration or earlier termination of the Master Lease with respect to the Mortgaged Property.  Operator has no rights or options of purchase or first refusal under the Operating Lease or with respect to the Mortgaged Property or any part thereof;

(e)           payment of monthly rent commences on September 1, 2009;

(f)            as of the date of this Agreement, to the best of Operator’s knowledge, neither the Master Tenant nor Operator is in default under any of the terms, conditions, provisions or agreements of the Operating Lease and Operator has no offsets, claims or defenses against the Master Tenant with respect to the Operating Lease;

(g)           Operator has not paid a security or other deposit to Master Tenant, pursuant to the terms of the Operating Lease;

(h)           Operator does not, has not and will not use the Mortgaged Property for the storage, treatment, manufacturing, generation, disposal or release into the environment of any petroleum product or substance which is classified as a hazardous substance, pollutant or contaminant under the Federal Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) or other applicable federal, state and local laws and regulations except (i) in compliance with applicable laws, and (ii) for the safe and lawful use and storage of quantities of supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable Senior Housing Facilities;

(i)            Operator shall not look to Lender, any mortgagee in possession, or successor in title to the Mortgaged Property for accountability for any security deposit or other deposit held by Master Tenant or Borrower;

(j)            Operator currently holds the Licenses identified on Exhibit B of the Certificate of Operator with regard to the Mortgaged Property, and is unaware of any other Licenses required to lawfully operate the Mortgaged Property as an assisted living facility, skilled nursing facility, Alzheimer’s/dementia care units and independent living units.  Except as disclosed on Exhibit B of the Certificate of Operator, each of the items listed on Exhibit B of the Certificate of Operator have been lawfully issued to Operator or the Mortgaged Property and are in full force and effect.  Exhibit B of the Certificate of Operator will set forth which Licenses are issued to the Operator and which Licenses are issued to the Mortgaged Property.  There is no legal action pending or to the best of Operator’s knowledge threatened which would adversely affect the Licenses or the operations at the Mortgaged Property.  Operator is not currently operating under a consent order or decree, or any other agreement or decree mandated by the courts or a governmental entity that restricts or otherwise affects the operation of the Mortgaged Property;

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

(k)           [Reserved]

(l)            the Mortgaged Property is operated as an assisted living facility, skilled nursing facility, Alzheimer’s/dementia care units and independent living units pursuant to its Certificate of Occupancy and pursuant to its Licenses.  The Certificate of Occupancy and Licenses are current and there are no violations of record except as disclosed on Exhibit B of the Certificate of Operator.  The operations at the Mortgaged Property comply with the terms and conditions of the Certificate of Occupancy and the Licenses except as disclosed on Exhibit B of the Certificate of Operator.  The Certificate of Occupancy has no termination date.  The Healthcare Licenses are valid until the date shown on Exhibit B of the Certificate of Operator.  The Licenses must be renewed at the intervals set forth on Exhibit B of the Certificate of Operator;

(m)          renewal of the Healthcare Licenses must be applied for no later than the time period set forth on Exhibit B of the Certificate of Operator.  The Healthcare Licenses require a renewal fee equal to the amount set forth on Exhibit B of the Certificate of Operator; and

(n)           to the best of Operator’s knowledge, there currently exist no grounds for the revocation, suspension or limitation of the Certificate of Occupancy or any of the Licenses for the Mortgaged Property.

16.           RESERVED.

17.           CONSIDERATION.  As consideration for the material financial benefit to be derived by Operator, Master Tenant and Borrower as a result of Lender’s approval of the Operating Lease and Master Lease and making the Loan to the Borrower, Operator, Master Tenant and Borrower each acknowledge receipt of good and valuable consideration for Operator’s, Master Tenant’s and Borrower’s entry into this Agreement.

18.           COLLECTIONS.  Operator agrees that all monies collected on behalf of the Master Tenant as it relates to the Operating Lease and Master Tenant agrees that all monies collected on behalf of Borrower as it relates to the Master Lease (if any) shall be deposited in one or more bank accounts in the name of Operator or Master Tenant, as applicable and Operator and Master Tenant both hereby pledge a security interest in the bank accounts to Lender, so that such bank accounts are security for Operator’s and Master Tenant’s obligations under the Operating Lease and Master Lease.

19.           MODIFICATIONS TO LOAN DOCUMENTS.  Any amendments heretofore or hereafter made to any of the Loan Documents, other than this Agreement, shall not require the consent of Operator or Master Tenant, provided, however, any amendment to the “Operating Covenants” as defined in Section 14(a) will not be binding upon Operator without Operator’s written consent.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

20.         LENDER REQUESTS.  Within 10 Business Days of written request of Lender, Operator and Master Tenant will promptly furnish to Lender copies of all Leases, Contracts, Licenses, books, records, monthly reports, statements of account, budgets, third party payment documentation including but not limited to reimbursement agreements, surveys, statements of deficiencies and plans of correction, and cost reports related to any payments or the right to receive payments from federal, state or local programs, boards, bureaus or agencies, and other items which Operator and Master Tenant are required to maintain or otherwise maintains under the Operating Lease or Master Lease, as applicable, or which Operator or Master Tenant maintains for its own purposes with respect to the Mortgaged Property.  Upon an Event of Default under the Instrument, Operator and Master Tenant will furnish promptly to Lender evidence of deposits and withdrawals from any account held or controlled by Operator or Master Tenant, as the case may be, relating to the Mortgaged Property.

21.           OPERATOR ASSIGNMENT.  As additional collateral security for the observance and performance by Operator of the terms, covenants and conditions of this Agreement, Operator to the extent permissible under applicable law and regulations, hereby transfers, sets over and assigns to Lender all of Operator’s right, title and interest in and to all Licenses and any other agreements or permits of any nature whatsoever now or hereafter obtained or entered into by Operator with respect to the occupancy, use, operation, maintenance and administration of the Mortgaged Property as a Seniors Housing Facility.

22.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

23.           GOVERNING LAW.  The provisions of Section 15.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Agreement by this reference to the fullest extent as if such text of such section were set forth in its entirety herein.

24.           SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon Borrower, Operator and Lender and their respective successors, transferees and assigns, and shall inure to the benefit of and may be enforced by Borrower, Master Tenant, Operator and Lender and their successors, transferees and assigns.  Except as permitted or required under the Loan Documents, Borrower and Operator shall not assign any of their respective rights and obligations under this Agreement without the prior written consent of Lender.

25.           ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.  This Agreement contains the complete and entire understanding of the parties as to its subject matter.  No amendment to this Agreement will be valid unless it is made in writing and executed by the parties to this Agreement.  No specific waiver or forbearance for any breach of any of the terms of this Agreement shall be considered as a general waiver of that or any other term of this Agreement.  For purposes of this Agreement, where Operator and Master Tenant purports to have knowledge and without limiting the scope of the meaning of Operator or Master Tenant having actual knowledge,

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

each of Operator and Master Tenant will automatically and immediately be deemed to have actual knowledge:

(i) of written public disclosure; or

(ii) in the event that Five Star Quality Care, Inc. or REIT Management Research LLC or its successors and assigns has actual knowledge.

The obligations under this Agreement will no longer be in full force and effect in the event that the obligations under the Master Agreement are no longer outstanding and if Fannie Mae, its successors and or assigns, is not the Successor Landlord pursuant to the Master Lease.

26.           RELATIONSHIP OF PARTIES.  Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, Master Tenant or Operator, or render Lender liable for any debts, obligations, acts, omissions or representations of Borrower, Master Tenant or Operator except as provided herein.

27.           ENFORCEABILITY. The determination of invalidity, illegality, or unenforceability of any provision of this Agreement, pursuant to judicial decree, shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

28.           ASSIGNMENT TO FANNIE MAE.  If Lender assigns its rights under this Agreement to Fannie Mae, all references in this Agreement to Lender shall be deemed to be references to Fannie Mae.

29.           LOAN SERVICER.  The parties to this Agreement acknowledge and agree that, except as otherwise provided below, in connection with any provision of this Agreement under which Fannie Mae is granted the right to (a) request that the Borrower, Master Tenant, Operator or another party (i) take or refrain from taking certain action, or (ii) collect or deliver certain payments, information, documents or instruments, (b) give any instructions or directions or perform any work or inspections, or (c) exercise remedies under this Agreement, Loan Servicer is hereby authorized to act on behalf of, and in the place and stead of, Fannie Mae.  Any rights of Loan Servicer to act on behalf of Fannie Mae pursuant to the preceding sentence shall be terminated as and to the extent determined by Fannie Mae upon delivery by Fannie Mae to the parties to this Agreement of notice of such termination.  Loan Servicer is neither affiliated with, nor acting as an agent for, the Borrower, Master Tenant, Operator or Fannie Mae.

30.           NON-RECOURSE.  The obligations of Operator and Master Tenant under this Agreement are solely those of the Operator and Master Tenant and are not the obligations of Five Star Quality Care Inc.

[The remainder of this page is intentionally left blank.]

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

IN WITNESS WHEREOF, Borrower, Lender, Operator and Master Tenant have executed this Agreement as of the day and year first above written.

SNH FM Financing LLC, a Delaware limited liability company

By:	/s/ David J. Hegarty
Name:	David J. Hegarty
Title:	President

STATE OF MASSACHUSETTS	)
	)	ss.:
COUNTY OF MIDDLESEX	)

On August 4, 2009, before me, Brandi Larea Thomas, personally appeared David J. Hegarty, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Brandi Larea Thomas
(Seal)

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

Citibank, N.A., a national banking association

By:	/s/ Kathy Millhouse
Name:	Kathy Millhouse
Title:	Vice President

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF VENTURA	)

On August 4, 2009, before me, Cynthia K. Martinez, personally appeared Kathy Millhouse, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Cynthia K. Martinez
(Seal)

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

FS Tenant Pool III Trust, a Maryland business trust

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	President

STATE OF MASSACHUSETTS	)
	)	ss.:
COUNTY OF MIDDLESEX	)

On August 4, 2009, before me, Brandi Larea Thomas, personally appeared Bruce J. Mackey Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Brandi Larea Thomas
(Seal)

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

FVE FM Financing, Inc., a Maryland corporation

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	President

STATE OF MASSACHUSETTS	)
	)	ss.:
COUNTY OF MIDDLESEX	)

On August 4, 2009, before me, Brandi Larea Thomas, personally appeared Bruce J. Mackey Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Brandi Larea Thomas
(Seal)

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

EXHIBIT A

Legal Description

Forum at Memorial Woods Tract VI:

5.6764 acres of land, more or less out of POST OAK JOINT VENTURE, a Replat of POST OAK JOINT VENTURE, according to the plat thereof filed at Volume 344, Page 28, of the Harris County Map Records and being more particularly described by metes and bounds as follows:

All that remaining 5.6764 acres of land out of the 5.6883 acres of land out of Post Oak Joint Venture, a Replat of Post Oak Joint Venture according to the plat thereof filed at Volume 344, Page 28, of the Harris County Map Records, and being more particularly described by metes and bounds as follows:

Beginning at a set 5/8” iron rod with cap in the west right-of-way line of North Post Oak Road (120’ wide) marking the southeast corner of said 5.6883 acre tract: Thence S 87° 33’ 55” W - 673.56’ along the north line of that certain 3.1791 acres called Parcel I described in a deed dated 03-20-1979, from Lafayette, Ltd. to The Count Group, filed in the Official Public Records of Real Property of Harris County, Texas at Clerk’s File No.G-015108, Film Code No.123-89-1492, to a set 5/8” iron, rod with cap for corner;

THENCE N 02°34’ 11” W- 194.33’ with the west line of Pine Wood Estates according to the plat thereof filed at Volume 35, Page 11, of the Harris County Map Records, to a set 5/8” iron rod with cap for corner,

THENCE N 87°25’41”E - 192.82’ with the south line of Memorial Woods Unrestricted Reserve, according to the plat thereof filed at Volume 256, Page 99, of the Harris County Map Records to a found 1/2” iron pipe for corner;

THENCE 02° 05’ 36” W - 243.65” with the east line of said Memorial Woods Unrestricted Reserve, to a found 1” iron pipe for corner;

THENCE N 87°09”41” E - 432.01’ with the south line of Memorial Woods Plaza, Block Two, Unrestricted Reserve “B”, according to the plat thereof filed at Volume 198, Page 113, of the Harris County Map Records to a set 5/8” iron rod with cap for corner,

THENCE S 43°38’06” E -58.80’ with the southeasterly right-of-way line of Interstate Highway 10, being the southeasterly line of a 0.012 acre tract of land described in a Donation Deed dated June 06, 198 9, from Post Oak Joint Venture to The State of Texas, filed in the Official Public Records of Real Property of Harris County, Texas at Clerk File No. M-407792 Film Code No. 162-69-0545, to set 5/8” iron rod with cap for corner;

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

A-1

THENCE S 23°12’48” E - 18.74’ continuing with the said southeasterly right-of-way line of Interstate Highway 10 and said 0.012 acre tract to a set 5/8” iron rod with cap for corner,-

THENCE S 02°47 31” E -379.72 with said west right-of-way line of North Post Oak Road to the

POINT OF BEGINNING and containing (247,264 square feet) 5.6764 acres of land more or less.

Together with easement rights recorded under Clerk’s File No. M-00-7204, Deed Records, Harris County, Texas.

Subordination, Assignment and Security Agreement	Form 4079
(Seniors Housing) (Memorial Woods)	05-05	© 2000-2005 Fannie Mae

A-2

Schedule to Exhibit 10.13

The following entities are parties to Subordination, Assignment and Security Agreements (“SASAs”) which are substantially identical in all material respects to the representative SASA filed herewith and are dated as of the respective dates listed below. There are immaterial differences among the SASAs relating to representations as to the specific level of care, contracts and licenses at each property.  In addition, for the Maryland properties, each SASA also includes an acknowledgement that any assignment of leases and rents in favor of Senior Housing Properties Trust is subordinate to any assignment of leases and rents contained in the SASA. The other SASAs are omitted pursuant to Instruction 2 to Item 601 of Regulation S-K.

	Names of Signatories	Date
1.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool I Trust and Citibank, N.A. (Wilmington, Delaware)	August 4, 2009
2.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool I Trust and Citibank, N.A. (Coral Springs, Florida)	August 4, 2009
3.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool I Trust and Citibank, N.A. (Albuquerque, New Mexico)	August 4, 2009
4.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool I Trust and Citibank, N.A. (San Antonio, Texas)	August 4, 2009
5.	SNH FM Financing LLC, FVE FM Financing, Inc., FVE Tenant Pool II and Citibank, N.A. (San Diego, California)	August 4, 2009
6.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool II Trust and Citibank, N.A. (Palm Harbor, Florida)	August 4, 2009
7.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool II Trust and Citibank, N.A. (Indianapolis, Indiana)	August 4, 2009
8.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool II Trust and Citibank, N.A. (Winchester, Massachusetts)	August 4, 2009
9.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool II Trust and Citibank, N.A. (The Woodlands, Texas)	August 4, 2009
10.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool III Trust and Citibank, N.A. (Peoria, Arizona)	August 4, 2009
11.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool III Trust and Citibank, N.A. (Tucson, Arizona)	August 4, 2009
12.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool III Trust and Citibank, N.A. (Overland Park, Kansas)	August 4, 2009
13.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool III Trust and Citibank, N.A. (Louisville, Kentucky)	August 4, 2009
14.	SNH FM Financing LLC, FVE FM Financing, Inc., FS Tenant Pool III Trust and Citibank, N.A. (Columbus, Ohio)	August 4, 2009

15.	SNH FM Financing Trust, FVE FM Financing, Inc., Five Star Quality Care-MD, LLC and Citibank, N.A. (Easton, Maryland)	August 4, 2009
16.	SNH FM Financing Trust, FVE FM Financing, Inc., Five Star Quality Care-MD, LLC and Citibank, N.A. (Severna Park, Maryland)	August 4, 2009
17.	SNH FM Financing Trust, FVE FM Financing, Inc., Five Star Quality Care-MD, LLC and Citibank, N.A. (Silver Springs, Maryland)	August 4, 2009
18.	SNH FM Financing LLC, FVE FM Financing, Inc., Five Star Quality Care-CA, LLC and Citibank, N.A. (Stockton, California)	August 4, 2009
19.	SNH FM Financing LLC, FVE FM Financing, Inc., Five Star Quality Care-NC, LLC and Citibank, N.A. (Cary, North Carolina)	August 4, 2009
20.	SNH FM Financing LLC, FVE FM Financing, Inc., Five Star Quality Care-Savannah, LLC and Citibank, N.A. (Savannah, Georgia)	August 4, 2009
21.	SNH FM Financing LLC, FVE FM Financing, Inc., Five Star Quality Care-VA, LLC and Citibank, N.A. (Fredericksburg, Virginia)	August 4, 2009
22.	SNH FM Financing LLC, FVE FM Financing, Inc., Five Star Quality Care-WI, LLC and Citibank, N.A. (Mequon, Wisconsin)	August 4, 2009
23.	SNH FM Financing LLC, FVE FM Financing, Inc., Morningside of Bellgrade, Richmond, LLC and Citibank, N.A. (Midlothian, Virginia)	August 4, 2009
24.	SNH FM Financing LLC, FVE FM Financing, Inc., Morningside of Charlottesville, LLC and Citibank, N.A. (Charlottesville, Virginia)	August 4, 2009
25.	SNH FM Financing LLC, FVE FM Financing, Inc., Morningside of Newport News, LLC and Citibank, N.A. (Newport News, Virginia)	August 4, 2009
26.	Ellicott City Land I, LLC, FVE FM Financing, Inc., The Heartlands Retirement Community-Ellicott City I, Inc. and Citibank, N.A. (Ellicott City, Maryland)	August 4, 2009